UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

MARLIN BUSINESS SERVICES CORP.
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 479-9111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 15, 2010, the Federal Reserve Bank of Philadelphia confirmed the effectiveness of the Registrant’s election to become a financial holding company pursuant to Sections 4(k) and (l) of the Bank Holding Company Act and Section 225.82 of the Federal Reserve Board’s Regulation Y. Such election permits the Registrant to engage in activities that are financial in nature or incidental to a financial activity, including the maintenance and expansion of its reinsurance activities conducted through its wholly-owned subsidiary, AssuranceOne, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2010

MARLIN BUSINESS SERVICES CORP.

By: /s/ George D. Pelose
Name: George D. Pelose
Title: Chief Operating Officer and General Counsel

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